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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 24, 2001

                                 DrugMax, Inc.
                                 -------------
                      Formerly known as DrugMax.com, Inc.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

               STATE OF NEVADA                                 1-15445                              34-1755390
               ---------------                                 -------                              ----------
(State or other jurisdiction of incorporation)         (Commission File Number)          (IRS Employer Identification No.)
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                          12505 Starkey Road, Suite A
                             Largo, Florida 33773
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (727) 533-0431
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Item 5.        Other Events.
               ------------

          On October 24, 2001, DrugMax, Inc. (the "Company") issued a press release to announce the Company's purchase of substantially all the assets of Penner & Welsch, Inc., a regional distributor of pharmaceuticals located in the greater New Orleans, Louisiana area. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.


Item 7.        Financial Statements and Exhibits.
               ---------------------------------


               (c)  Exhibits.
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               Exhibit
               Number                Exhibit Description
               -------               -------------------

               99.1        Press Release dated October 24, 2001.
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                                   SIGNATURE
                                   ---------
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      DRUGMAX.COM, INC.



                                      By: /s/ William L. LaGamba
                                          -------------------------------------
                                      William L. LaGamba, President and Chief
                                      Operations Officer



Dated:    October 22, 2001
       -----------------------
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                                 EXHIBIT INDEX



Exhibit
Number            Exhibit Description
------            -------------------


99.1              Press Release, dated October 24, 2001.